SUPPLEMENT DATED DECEMBER 30, 2020

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2020, AS SUPPLEMENTED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Municipal Bond Fund (the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2020, as supplemented to date, and should be read in conjunction with such Summary Prospectus.

Portfolio Manager Changes

To reflect changes in Morningstar Investment Management LLC’s portfolio managers, the table following the “Fund Management” heading in the Summary Prospectus for the Fund is hereby removed and replaced with the following:

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Co-Head of Target Risk Strategies	Since Inception (November 2018)

Richard M. Williamson, CFA, CIPM	Portfolio Manager and Head of Outcome Based Strategies	June 2019

Purchase and Sale of Fund Shares

Previously Fund shares were available to investors only through model portfolios designed and maintained by Morningstar Investment Management LLC, the adviser to the Fund. Fund shares are now also available through model portfolios designed and maintained by unaffiliated registered investment advisers. Accordingly, the first paragraph under the “Purchase and Sale of Fund Shares” heading in the Summary Prospectus for the Fund is hereby removed and replaced with the following:

Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

Please retain this supplement for future reference.